Exhibit 10.19


                 FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED
                     SECURED ADVANCE FACILITY LOAN AGREEMENT


         This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SECURED ADVANCE FACILITY LOAN AGREEMENT (the "Amendment") is entered into effective as of March 31, 2001 by and between Azul Holdings Inc., a Delaware corporation with its principal place of business at 2362 Spotswood Place, Boulder, Colorado 80304 (the "Borrower"), and Jeffrey L. Neuman as trustee of the Tudor Trust u/d/t December 12, 1997, with an address of 11766 Wilshire Blvd., 9th Floor, Los Angeles, CA 90025 (the "Lender").

         WHEREAS, the Borrower and the Lender are parties to that Second Amended and Restated Secured Advance Facility Loan Agreement dated as of July 1, 1998, as amended by that First Amendment to Second Amended and Restated Secured Advance Facility Loan Agreement dated as of December 31, 1998, that Second Amendment to Second Amended and Restated Secured Advance Facility Loan Agreement dated as of December 7, 1999, that Third Amendment to Second Amended and Restated Secured Advance Facility Loan Agreement dated as of March 31, 2000 and that Fourth Amendment to Second Amended and Restated Secured Advance Facility Loan Agreement dated as of June 19, 2000 (as amended, the "Agreement");

         WHEREAS, as a result of the foregoing the Borrower and the Lender desire to amend and modify the Agreement as set forth herein, with all capitalized terms used but not defined herein having the meanings given them under the Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the specific intent to be bound hereby, the parties hereby agree as follows:

         1. Amendments to Agreement. Section 3.1 of the Agreement is amended and restated in its entirety as follows:

         "3.1 Scheduled Principal Payment. Except as set forth in Sections 5.2 and 8, all Liabilities shall be paid in full on March 31, 2002, unless declared due and payable earlier by the Lender as set forth herein."

         Section 3.2 of the Agreement is amended by the addition thereto of the following sentence:

         "In the event that the Lender fails to elect to receive interest in the form of the capital stock of the Borrower as set forth herein, such interest shall be added to and become a part of the principal of the Liabilities."

         2. Effect on Agreement. Except as amended by this Amendment, the Agreement shall remain in full force and effect. After the date of this Amendment, every reference in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3.       Miscellaneous.

               (a) Successors and Assigns. The obligations of the Borrower hereunder shall be binding upon its successors and assigns (but such reference is not intended as a consent to any assignment not specifically permitted by the Lender) and shall inure to the benefit of the successors and assigns of the Lender.

               (b) Counterparts and Facsimile Signatures. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature.

               (c) Headings. The section headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.

               (d) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall constitute an agreement under seal.

               (e) Expenses. The Borrower will pay the reasonable legal fees and out-of-pocket expenses of the Lender's counsel incurred in connection with the preparation, execution and delivery of this Amendment.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the effective date first written above.


BORROWER:                                       LENDER:

AZUL HOLDINGS INC.,
a Delaware corporation

By:      /S/ EDWARD S. WITTMAN                  /S/ JEFFREY L. NEUMAN
         ---------------------                  ---------------------
         Edward S. Wittman                      Jeffrey L. Neuman, as trustee
         Chief Financial Officer                of the Tudor Trust
                                                u/d/t December 12, 1997 and not
                                                individually

                                    Exhibit A

                  AMENDED AND RESTATED SECURED PROMISSORY NOTE


$17,500,000
Boulder, Colorado                                                 March 31, 2001


         FOR VALUE RECEIVED, the undersigned AZUL HOLDINGS INC., a Delaware corporation with a principal place of business located at 2362 Spotswood Place, Boulder, Colorado 80304 (hereinafter, the "Borrower"), promises to pay in U.S. Dollars to the order of Jeffrey L. Neuman as trustee of the Tudor Trust u/d/t dated December 12, 1997 (hereinafter, with any subsequent holder, the "Lender"), at the Lender's principal office located at 11766 Wilshire Blvd., 9th Floor, Los Angeles, CA 90025, the Liabilities then outstanding under the loan made by the Lender to the Borrower pursuant to that certain Second Amended and Restated Secured Advance Facility Loan Agreement executed between the Borrower and the Lender dated July 1, 1998, as amended by that First Amendment to Second Amended and Restated Secured Advance Facility Loan Agreement dated as of December 31, 1998, that Second Amendment to Second Amended and Restated Secured Advance Facility Loan Agreement dated as of December 7, 1999, that Third Amendment to Second Amended and Restated Secured Advance Facility Loan Agreement dated as of March 31, 2000, that Fourth Amendment to Second Amended and Restated Secured Advance Facility Loan Agreement dated as June 19, 2000 and that Fifth Amendment to Second Amended and Restated Secured Advance Facility Loan Agreement dated as of the date hereof (as amended, the "Loan Agreement"). Advances made pursuant to the Loan Agreement shall, from time to time after the date hereof, bear interest at the rate from time to time as provided in the Loan Agreement, and after any Default under the Loan Agreement at the rate of twelve (12) percent per annum, calculated based upon a 360-day year end and actual day months.

         Interest at the rate provided in the Loan Agreement shall be paid as provided in Section 3.2 of the Loan Agreement. Unless a Default under the Loan Agreement shall have occurred earlier, the principal balance of this Promissory Note shall be due and payable in full on March 31, 2001.

         All payments by the Borrower to the Lender under Article III of the Loan Agreement shall be applied first to principal and then to interest.

         To secure the obligations of the Borrower under this  Promissory  Note,
(i) the Lender has been granted a security interest in all of the Borrower's presently existing and hereafter acquired property pursuant to that certain Sixth Amended and Restated Security Agreement executed between the Borrower and Lender dated November 10, 1997 (the "Security Agreement"), and (ii) the Lender has been granted a security interest in 2,800,000 shares of Common Stock of Xyvision Enterprise Solutions, Inc. held of record by the Borrower pursuant to that certain Pledge Agreement executed between the Borrower and the Lender dated as of December 31, 1998. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Security Agreement.

         No delay or omission by the Lender in exercising or enforcing any of the Lender's powers, rights, privileges, remedies or discretions hereunder or under the Loan Agreement shall operate as a waiver thereof on that occasion or on any other occasion.

         After demand by the Lender, the Borrower shall pay all reasonable attorney fees and out-of-pocket expenses incurred by the Lender in recovering the amounts due to the Lender from the Borrower hereunder.

         This Promissory Note shall be binding upon the Borrower and upon its successors, assigns and representatives, and shall inure to the benefit of the Lender and its successors, endorsees and assigns.

         This Promissory Note amends and restates that Amended and Restated Secured Promissory Note dated May, 2000 in the principal amount of $12,357,150 previously made by the Borrower in favor of the Lender, and is taken in substitution but not in satisfaction thereof.

         This Promissory Note shall be governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.


Witnessed:                                           AZUL HOLDINGS INC.,
                                                     a Delaware corporation


                                                     By:
--------------------------------------------            ------------------
                                                        Edward S. Wittman
                                                        Chief Financial Officer